                                                              Exhibit 10.15


                               Business@Web, Inc.

                         Common Stock Purchase Warrant


     Business@Web, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, SSB INVESTMENTS, INC., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or prior to February 15, 2003, at the Purchase Price hereinafter set forth, 35,000 shares of the fully paid and nonassessable Common Stock, par value $0.001 per share, of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "Purchase Price") shall initially be $5.54; provided, however, that the Purchase Price shall be adjusted from time to time as provided in (S)5, below.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include Business@Web, Inc. and any corporation that shall succeed or assume the obligations of the Company hereunder.

          (b) The term "Common Stock" includes (a) the Company's Common Stock, par value $0.001 per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and
     (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to (S)4 or otherwise.

     (S)1.    Exercise of Warrant.
              -------------------

     (S)1.1.  Method of Exercise.  This Warrant may be exercised in whole or in
              ------------------
part (but not as to a fractional share of Common Stock) by the holder hereof by surrender of this Warrant,
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with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment of the Purchase
Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price may be made (i) by check or bank draft payable to the order of the Company, (ii) by cancellation of indebtedness of the Company to the holder hereof at the time of exercise, (iii) by cancellation as of the date of exercise of a portion of this Warrant (calculated at the net fair market value of such cancelled portion at the time of exercise), or (iv) by any combination of the foregoing. The net fair market value of any portion of this Warrant cancelled in full or partial payment of the Exercise Price shall be determined by (x) multiplying (a) the number of shares of Common Stock for which the portion of this Warrant to be cancelled was exercisable by (b) the fair market value of a share of Common
Stock as of the close of trading on the date of cancellation and (y) subtracting from such product the aggregate Exercise Price of the shares of Common Stock for which the portion of this Warrant to be cancelled was exercisable. For purposes of this calculation, the fair market value of a share of Common Stock as of any date shall be the last reported sale price of the Common Stock on such date on the NASDAQ National Market or the exchange where the Common Stock is primarily traded or, if the Common Stock is not traded on the NASDAQ National Market or an exchange, the Common Stock shall be valued at the closing bid price (or average of bid prices) on such date as reported by an established quotation service for over-the counter securities, or if the Common Stock is not publicly traded, the Common Stock shall be valued by the Company's Board of Directors in good faith, based upon all relevant factors, including, without limitation, the current financial position and current and historical operating results of the Company and sales prices of recent public and private transactions in the Common Stock. If the amount of the payment received by the Company is less than the Exercise Price, the holder will be notified of the deficiency and shall make payment in that amount within three days. In the event the payment exceeds the Exercise Price, the Company will refund the excess to the holder within three days of receipt. Upon exercise, the holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the holder's name or in such name or names as the holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

     (S)1.2.  Company Acknowledgment.  The Company will, at the time of the
              ----------------------
exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

     (S)2.    Delivery of Stock Certificates, etc., on Exercise.  As soon as
              -------------------------------------------------
practicable after the exercise of this Warrant, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property
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                                      -3-

(including cash, where applicable) to which such holder is entitled upon such exercise pursuant to (S)1 or otherwise.

     (S)3.    Adjustment for Dividends in Other Stock, Property, etc.;
              --------------------------------------------------------
Reclassification, etc.  In case at any time or from time to time, the holders of
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Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in (S)5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in (S)1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this (S)3) that such holder would hold on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this (S)3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by
(S)(S)4 and 5.

     (S)4.    Adjustment for Reorganization, Consolidation, Merger, etc.
              ---------------------------------------------------------

     (S)4.1.  Reorganization, etc.  In case at any time or from time to time,
              -------------------
the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in (S)1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in (S)(S)3 and 5.

     (S)4.2.  Dissolution.  In the event of any dissolution of the Company
              -----------
following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall
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at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of this Warrant after the effective date of such dissolution pursuant to this (S)4 to a bank or trust company, as trustee for the holder or holders of this Warrant.

     (S)4.3.  Continuation of Terms.  Upon any reorganization, consolidation,
              ---------------------
merger or transfer (and any dissolution following any transfer) referred to in this (S)4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in (S)6.

     (S)5.    Adjustment for Extraordinary Events.  In the event that the
              -----------------------------------
Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this (S)5. The holder of this Warrant shall thereafter, on the exercise hereof as provided in
(S)1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this (S)5) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price that would otherwise (but for the provisions of this (S)5) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     (S)6.    No Impairment.  The Company will not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company
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                                      -5-

(if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

     (S)7.    Accountants' Certificate as to Adjustments.  In each case of any
              ------------------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     (S)8.    Notices of Record Date, etc.  In the event of
              ----------------------- ---

              (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.
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                                      -6-

     (S)9.    Reservation of Stock, etc., Issuable on Exercise of Warrant.  The
              --------------------- -------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

     (S)10.   Exchange of Warrant.  On surrender for exchange of this Warrant,
              -------------------
properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

     (S)11.   Replacement of Warrant.  On receipt of evidence reasonably
              ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (S)12.   Remedies.  The Company stipulates that the remedies at law of the
              --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     (S)13.   Negotiability, etc.  This Warrant is issued upon the following
              -------------- ---
terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

              (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

              (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

              (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     (S)14.   Notices, etc.  All notices and other communications from the
              -------- ---
Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid,
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                                      -7-

at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     (S)15.   Miscellaneous.  This Warrant and any term hereof may be changed,
              -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Dated:  As of February 16, 1996   BUSINESS@WEB, INC.


                                  By: /s/James G. Nondorf
                                     _________________________________
[Corporate Seal]                      James G. Nondorf, President

Attest:


By: /s/ William E. Kelly
   ________________________________
    William E. Kelly, Secretary

                           FORM OF FULL SUBSCRIPTION
               (To be signed only on exercise in full of Warrant)


TO BUSINESS@WEB, INC.

    The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ....... shares of
Common Stock of Business@Web, Inc. and herewith makes payment of $.........
therefor, representing the Purchase Price of $......... per share in effect at this date, by cash or certified check, and requests that the certificates for such shares be issued in the name of, and delivered to ................., whose address is....................................


Dated:                              ...................
                                    (Signature must conform to name of holder as specified on the face of this Warrant)


                                    .........................
                                           (Address)

                            ________________________

                          FORM OF PARTIAL SUBSCRIPTION
               (To be signed only on partial exercise of Warrant)


TO BUSINESS@WEB, INC.

    The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of
Common Stock of Business@Web, Inc. and herewith makes payment of $.........
therefor, representing the Purchase Price of $......... per share in effect at this date, by cash or certified check, and requests that the certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for be issued in the name of, and delivered to
 ......................, whose address is ......................................

(The following paragraph need be completed only if the Purchase Price and number of shares of Comon Stock specified in the within Warrant have been adjusted pursuant to the provisions hereof.)

    The shares hereby subscribed for constitute .............. shares of Common
Stock (to the nearest whole share) resulting from adjustment of ...............
shares of the total of .................. shares of Common Stock covered by the within Warrant, as such shares were constituted at the date of this Warrant, leaving a balance of ................ shares of Common Stock , as constituted at the date of this Warrant, to be covered by the new Warrant.


Dated:                                    .....................
                                          (Signature must conform to name of
                                          holder as specified on the face of
                                          this Warrant)


                                          ...................................
                                                       (Address)

                                 FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

    For value received, the undersigned hereby sells, assigns, and transfers unto ...................... the right represented by the within Warrant to purchase ......... shares of Common Stock of Business@Web, Inc. to which the within Warrant relates, and appoints ....................... Attorney to transfer such right on the books of Business@Web, Inc. with full power of substitution in the premises.


Dated:                              ..................
                                    (Signature must conform to name of holder as specified on the face of this Warrant)


                                    ...........................
                                           (Address)

Signed in the presence of:


 .................................